Exhibit 99.1 Sidoti & Company, LLC 15 th Annual New York Conference March 22, 2011 G. Janelle Frost Chief Financial Officer C. Allen Bradley Chairman & Chief Executive Officer

Forward Looking Statements
Statements made in this presentation that are not historical facts, including statements accompanied by words such as “will,” “believe,” “anticipate,” “expect,”
“estimate,” “preliminary,” or similar words are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding
AMERISAFE’s plans and performance.  These statements are based on management’s estimates, assumptions, and projections as of the date of this
presentation and are not guarantees of future performance.   Actual results may
differ materially from the results expressed or implied in these statements as the result of risks, uncertainties, and other factors, including the factors set forth in the
Company’s filings with the Securities and Exchange Commission, including in Item
1A “Risk Factors” in AMERISAFE’s Annual Report on Form 10-K for the year ended
December 31, 2010.  AMERISAFE cautions you not to place undue reliance on the forward-looking statements contained in this presentation.  AMERISAFE does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information,  or circumstances that arise after the date of this presentation.

Market data as of March 15, 2011; Financial data as of December 31, 2010
Nasdaq: AMSF
Market Statistics:
Stock Price $21.82
52 week range $15.50 - $22.19
Shares Outstanding 18.2 M
Market Cap $397 M
Book Value per Share $17.72
Price-to-Book 1.23

MN 3.9%
WI 3.5%
IA 1.3%
NE 0.3%
NV 0.2%
CO 0.1%
KS 3.3%
MO 2.0%
IL 6.1%
IN 1.7%
KY 1.2%
PA 7.6%
VA 6.4%
DE 0.7%
DC 0.2%
MD 2.3%
NC 7.3%
TN 2.9%
OK 6.4%
AR 3.2%
SC 3.5%
GA 8.6%
MS 2.5%
AL 2.3%
TX 4.4%
LA 11.2%
FL 2.9%
AK 3.9%
Greater than 5%
5% or less

*showing only states with at least $100K of gross premiums written

Overview
AMERISAFE has a 25-year operating history as a specialty
provider of workers’ compensation insurance for small to
mid-sized employers engaged in high hazard industries
4
2010 Highlights
GPW: $228.4 million
Combined ratio: 93.3%
Operating ROE: 9.9%
Premium Distribution by State
AMERISAFE actively markets insurance in 33 states and Washington D.C.

Premium Distribution

Premium Distribution by Industry as of 12/31/10 Historical Premium Distribution
of Major Industry Groups
(in $ millions)
150
100
50
0
2008
Construction
2009
2010
Trucking Agriculture
Oil and Gas
Construction
Trucking
Agriculture
24.1%
6.8%
Logging
4.2%
Other
26.9%
4.0%
34.0%

AMERISAFE Differentiators

Focus on High Hazard Industries Niche
Focus on Small to Mid-Sized Employers
Specialized Underwriting Expertise
Comprehensive Safety Services
Intensive Claims Management
Integrated High-Touch Service

High Hazard Niche Focus
High hazard industry workers’ comp rates are more
than 3 times the national average
Difficult to serve industry sub-segments
Less impacted by soft market cycles
Represents a broad spectrum of risk quality; favors
expertise in risk selection and pricing
Higher severity losses require unique claims
handling skills and processes

Small to Mid-Sized Employers
1
Competition is fragmented, and favors multi-state writers
of small to mid-sized employers
8
Intensity of Competition
Annual
premium
> $100,000
Annual
premium
$35,000 to
$100,000
Annual
premium
< $35,000
Large Competitors (major national firms);
Represents 3% of AMSF policies;
22% of premiums
Mid-sized Competitors (regional and
smaller national firms);
Represents 19% of AMSF policies;
36% of premiums
Small Competitors (single-state
writers, self-insured funds);
Represents 78% of
AMSF policies;
42% of
Premiums
1
As of 12/31/2010

Specialized Underwriting Expertise
Industry-specific risk analysis and proprietary rating tools developed over 25-year history
Underwriters have in-depth knowledge of insureds’ industry practices and loss exposures
No delegation of underwriting authority to agents or MGA’s
Track record of maintaining pricing discipline and low loss experience
9
1.43
1.53
1.56
1.54
1.51
1.46
1.45
1.43
1.20
1.25
1.30
1.35
1.40
1.45
1.50
1.55
1.60
2003 2004 2005 2006 2007 2008 2009 2010
Policy Year ELCM

Comprehensive Safety Services
Pre-quotation, worksite safety inspections were performed on approximately
90% of new voluntary policyholders in 2010
Voluntary policies inspected prior to renewal
Detailed safety reports provided to underwriters after safety visits
Field Safety Professionals have in-depth knowledge of our high hazard industries
10
60%
70%
80%
90%
100%
2003 2004 2005 2006 2007 2008 2009 2010
Safety Inspection Ratio

Intensive Claims Management
Field Case Managers (FCMs) located in service areas; visit claimants personally
On average, only 56 indemnity claims per FCM as of 12/31/10
FCMs focus on timely resolution of claims
11
4,000
4,500
5,000
5,500
6,000
6,500
2003 2004 2005 2006 2007 2008 2009 2010
Total Open Claims at Period End

Strong Financial Performance

-9.2%
13.6%
20.7%
21.0%
11.3%
4.7%
14.3%
15.3%
14.5%
12.1%
9.6%
8.4%
$7.42
$9.23
$11.66
$13.86
$16.00
$17.72
-10.0%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
2005 2006 2007 2008 2009 2010
$(3.00)
$-
$3.00
$6.00
$9.00
$12.00
$15.00
$18.00
Pre-tax Underwriting ROE Pre-tax Investing ROE BVPS

Investment Portfolio
Carrying value of cash and
investments was $826.5 million at
December 31, 2010
Investment
Book Value
($millions)
Fair Value
($millions)
Unrealized
Gain (Loss)
Municipals
$466.9 $479.1 $12.2
U.S. Agency MBS
$62.1 $65.9 $3.8
Commercial MBS
$51.5 $54.1 $2.6
U.S. Treasuries
$14.8 $15.8 $1.0
Corporate Bonds
$60.8 $62.2 $1.4
ABS
$6.4 $5.5 $(0.9)
Long-term CD
$0.8 $0.8 -
Total $663.3 $683.4 $20.1
As of 12/31/2010, fixed-maturity
securities have an average
composite credit rating of “AA”
Value of Fixed-Maturity Securities
Classified as Held-to-Maturity
(as of 12/31/2010)
Portfolio Allocation
(as of 12/31/2010)
Municipals
56.5%
U.S. Agency
MBS
7.5%
Commerical
MBS
6.2%
U.S.
Treasuries/
agencies
2.5%
Corporates
9.3%
Asset-
backed
securities
0.8%
Long-term
CD
0.1%
Equities
0.2%
Cash & cash
equilvalents
7.4%
Short-term
investments
9.5%

Combined Ratio

71.9%
74.2%
79.5%
66.6%
64.7%
60.9%
65.1%
71.9%
27.3%
24.8%
24.7%
23.8%
21.3%
19.3%
21.5%
21.0%
99.6%
99.5%
104.2%
92.4%
85.9%
81.4%
86.9%
93.3%
0%
20%
40%
60%
80%
100%
120%
2003 2004 2005 2006 2007 2008 2009 2010
Loss Expense Dividend

Current Workers Compensation Market Conditions 15

WC Premiums Continue Declines
($ Billions)
P Preliminary
Source: NCCI Holdings, Inc. 2010 State of the Workers Compensation Line
16
0.0
10.0
20.0
30.0
40.0
50.0
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009p
Net Written Premium
31.0
31.3
29.8
30.5
29.1
26.3
28.2
26.9
25.9
25.0
28.6
32.1
37.7
42.3
46.5
47.8
46.5
44.3
39.3
34.1

History of Rates/Loss Cost Changes
Source: NCCI Holdings, Inc. 2010 State of the Workers Compensation Line
Cumulative
1990-1993
+36.3%
Cumulative
2004-2010
-26.7%
Cumulative
1994-1999
-27.8%
Cumulative
2000-2003
+17.1%
Calendar Year
*States approved through 4/23/2010
Countrywide approved changes in advisory rates, loss costs, and assigned risk rates as filed by the applicable rating organization
17
12.1
7.4
10.0
2.9
-6.4
-3.2
-6.0
-8.0
-5.4
-2.6
3.5
1.2
4.9
6.6
-6.0
-5.1
-5.7
-6.6
-3.1
-2.4
-1.4
-10
-5
0
5
10

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010*
Average Approved WC Bureau Rate/Loss Cost Level Changes

Effect of Recessions* on Payroll
(Workers Comp Exposure)
*Data is an estimate and represents maximum recorded decline over 12-month period using annualized quarterly wage and salary accrual data
Source: Insurance Information Institute research; Federal Reserve Bank of St. Louis (wage and salary data);
National Bureau of Economic Research (recession dates).
-4.4%
-2.0%
-1.1%
1.1%
3.7%
4.6%
8.5%
3.5%
2.1%
-0.5%
-3.6%
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
1948-
1949
1953-
1954
1957-
1958
1960-
1961
1969-
1970
1973-
1975
1980 1981-
1982
1990-
1991
2001 2007-
2009
Recessions in the 1970s and 1980s
saw smaller exposure impacts
because of continued wage
inflation, a factor not present
during the 2007-2009 recession
The Dec. 2007 to mid-
2009 recession
caused the largest
impact on WC
exposure in 60 years
(Percent
Change)
(All Post WWII Recessions)
Recession Dates (Beginning/Ending Years)

25
20
15
10
5
0
2
5
10
15
18
20
21
18
15
12
9
4
2
6
9
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Calendar Year Reserve Deficiencies
($ Billions)
Source: NCCI Holdings, Inc. 2010 State of the Workers Compensation Line
19
Workers Compensation Loss and LAE Reserve Deficiency
Private Carriers
2009 Tabular Discount is $5.3 Billion
Calendar Year

WC Required Returns
Percent
* Based on NCCI’s 2009 Internal Rate of Return model
Source: NCCI Holdings, Inc. 2010 State of the Workers Compensation Line
20
Workers Compensation Combined Ratios for Given Cost of Capital*
Assumptions: 3.4% Pre-Tax Investment Yield
2.7% After-Tax Investment Yield
WC Reserve to Surplus Ratio = 2.05
Cost of Capital
75
80
85
90
95
100
105
5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15%
103
100
98
96
94
93
91
90
88
87
86

WC Industry Combined Ratio
118%
122%
111%
110%
107%
103%
98%
104%
104%
110%
94%
106%
104%
100% 100%
104%
92%
86%
81%
87%
93%
110%
60%
70%
80%
90%
100%
110%
120%
130%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
WC Ind. AMSF
Workers Comp Underwriting Results Are
Deteriorating Markedly
Sources: A.M. Best; Insurance Information Institute.

Investment Considerations

Consistent growth in book value
Strong and growing balance sheet
Consistent high returns
Efficient expense structure
Specialized underwriting expertise developed
over 25-year history
Prudent reserving policy

Appendix 23

Selected Balance Sheet Data

(in thousands)
2008 2009 2010
Investments, Cash and cash equivalents 799,973         800,485         826,503
Amounts recoverable from reinsurers 67,763           81,878           95,133
Premiums receivable, net 156,567         151,570         122,618
Deferred income taxes 33,580           28,489           31,512
Deferred policy acquisition costs 20,289           18,128           17,400
Total Assets 1,107,833      1,118,809      1,128,134
Reserves for loss and loss adjustment expenses 531,293         534,655         532,204
Unearned premiums 137,100         122,500         111,494
Insurance-related assessments 42,505           40,072           33,898
Subordinated debt securities 36,090           36,090           36,090
Redeemable preferred stock 25,000           -                -
Shareholders’ equity  253,272         302,417         325,223
Metrics
Book Value Per Share 1 $13.86 $16.00 $17.72
Debt to Capital 1 11.5% 10.7% 10.0%
1 Includes redeemable preferred stock for 2008

Income Statement

(in thousands)
2009 2010
Revenues:
Gross premiums written $256,454 $228,424
Ceded premiums written (20,158)          (20,549)
   Net premiums written
$236,296 $207,875
Net premiums earned $250,896 $218,881
Net investment income 28,014           26,242
Net realized gains on investments 2,033             2,449
Fee and other income 1,268             584
Total revenues 282,211         248,156
Expenses:
Loss and loss adjustment expenses incurred 163,316         157,388
Underwriting and other operating costs 53,957           45,959
Interest expense 1,810             1,548
Policyholder dividends 770               834
Total expenses 219,853         205,729
Income before taxes 62,358           42,427
Income tax expense 15,927           9,074
Net income
$46,431 $33,353

Return on Equity Drivers

Year to Date
12/31/2010
Loss Ratio 71.9%
+
Expense Ratio 21.0%
+
Policyholder Dividend Ratio 0.4%
=
Combined Ratio 93.3%
Underwriting Profit 6.7%
x
Operating Leverage 0.7
=
ROE from Underwriting 4.7%
Pre-tax Investment Yield 3.2%
x
Investment Leverage 2.59
=
ROE from Investing 8.4%
ROE from Other Income (Expense) 0.4%
Pre-tax ROE (tax-equilvalent basis) 13.5%
Effective Tax Rate 21.4%
After-tax Return on Fully Converted Equity 10.6%